UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

 The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2025

Global Innovative Platforms Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-56235	85-3816149
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

570 Lexington Green Lane, Sanford, Florida 32771

 (Address of principal executive office)

321-250-3739

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 2, 2025, Global Innovative Platforms Inc. (the “Company”) announced it has entered into an agreement with a global animal health company involving the Company’s proprietary VOCAM Plus diagnostic technology for the detection of heartworm disease in canines. Under the terms of the agreement, the Company will supply VOCAM Plus units and related support services to enable evaluation and validation of its breathomics-based diagnostic system.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which will be filed as an exhibit to the Company's next filed Annual Report on Form 10-K.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On November 3, 2025, the Board of Directors (the “Board”) of Global Innovative Platforms, Inc. (the “Company”) dismissed M. S. Madhava Rao, Chartered Accountant (“MSMR”) as the Company’s independent registered public accounting firm, effective immediately. The dismissal was not related to any disagreements with MSMR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The reports of MSMR on the consolidated financial statements of the Company as of and for the fiscal years ended September 30, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended September 30, 2024 and 2023, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and MSMR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to MSMR’s satisfaction, would have caused MSMR to make reference thereto in their reports.

During the fiscal years ended September 30, 2024 and 2023, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K),

The Company provided MSMR with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that MSMR furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of such letter provided by MSMR, dated November 6, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On November 3, 2025, the Board approved the engagement of CNGSN & Associates LLP (“CNGSN”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025, effective immediately. During the Company’s two most recent fiscal years ended September 30, 2024 and 2023, neither the Company nor anyone acting on its behalf consulted with CNGSN regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from M. S. Madhava Rao, Chartered Accountant dated November 6, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

November 7, 2025	Global Innovative Platforms Inc.

/s/ Andrew Brown
Name: Andrew Brown
Title: Chief Executive Officer and Chief Financial Officer